EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR III PRINCETON LAKES, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated June 20, 2017, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between Ansley NC LLC, a Delaware limited liability company and US Diversified Residential 2, LLC, a Delaware limited liability company (collectively, the “Seller”) and Assignor for the purchase and sale of that certain real property located in Atlanta, Georgia, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

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WITNESS THE EXECUTION HEREOF, as of this August 31, 2017.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: _/s/ Ana Marie del Rio____________
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR III PRINCETON LAKES, LLC
a Delaware limited liability company

By:     Steadfast Apartment Advisor III, LLC,
a Delaware limited liability company,
its Manager

By: _/s/ Kevin J. Keating___________
Kevin J. Keating, Treasurer

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Exhibit A

DESCRIPTION OF THE LAND

TRACT 1

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 2 OF THE 14TH FF DISTRICT, CITY OF ATLANTA, FULTON COUNTY, GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE 1/2" REBAR FOUND INTERSECTING THE NORTHERN RIGHT-OF-WAY OF CAMP CREEK PARKWAY WITH THE LAND LOT LINES COMMON TO LAND LOT 256 OF THE 14th FF DISTRICT AND LAND LOT 1 OF THE 14th DISTRICT; THENCE LEAVING SAID RIGHT-OF-WAY ALONG SAID LAND LOT LINE NORTH 01 DEGREES 01 MINUTES 31 SECONDS EAST A DISTANCE OF 1121.50 FEET TO A POINT; THENCE NORTH 00 DEGREES 14 MINUTES 23 SECONDS WEST, A DISTANCE OF 855.77 FEET TO A 5/8" REBAR FOUND ON THE SOUTHERN RIGHT-OF -WAY OF REDWINE ROAD (VARIABLE RIGHT-OF-WAY); THENCE CROSSING SAID RIGHT-OF-WAY NORTH 02 DEGREES 06 MINUTES 01 SECONDS WEST A DISTANCE OF 91.67 FEET TO A POINT ON THE NORTHERN RIGHT OF WAY OF REDWINE ROAD, SAID POINT BEING THE TRUE POINT OF BEGINNING.

THENCE FROM THE TRUE POINT OF BEGINNING, RUNNING THENCE ALONG SAID NORTHERN RIGHT OF WAY OF REDWINE ROAD THE FOLLOWING COURSES AND DISTANCES: NORTH 89 DEGREES 50 MINUTES 36 SECONDS WEST A DISTANCE OF 446.56 FEET TO A POINT; NORTH 85 DEGREES 16 MINUTES 10 SECONDS WEST A DISTANCE OF 75.24 FEET TO A POINT; NORTH 89 DEGREES 50 MINUTES 36 SECONDS WEST A DISTANCE OF 222.10 FEET TO A POINT; SOUTH 86 DEGREES 02 MINUTES 47 SECONDS WEST A DISTANCE OF 83.71 FEET TO A POINT; NORTH 89 DEGREES 50 MINUTES 36 SECONDS WEST A DISTANCE OF 95.86 FEET TO A POINT; 72.55 FEET ALONG THE ARC OF A CURVE DEFLECTING TO THE RIGHT, HAVING A RADIUS OF 463.00 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 85 DEGREES 21 MINUTES 14 SECONDS WEST, 72.48 FEET TO A POINT; 209.16 FEET ALONG THE ARC OF A CURVE, DEFLECTING TO THE RIGHT, HAVING A RADIUS OF 463.00 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 67 DEGREES 55 MINUTES 21 SECONDS 207.39 FEET TO A POINT; NORTH 54 DEGREES 58 MINUTES 52 SECONDS WEST, 11.53 FEET TO A POINT; THENCE, LEAVING SAID RIGHT OF WAY AND RUNNING NORTH 64 DEGREES 32 MINUTES 58 SECONDS EAST A DISTANCE OF 109.49 FEET TO A POINT; THENCE, NORTH 39 DEGREES 32 MINUTES 19 SECONDS EAST A DISTANCE OF 705.23 FEET TO A POINT; THENCE NORTH 35 DEGREES 54 MINUTES 06 SECONDS EAST A DISTANCE OF 258.12 FEET TO A POINT; THENCE NORTH 53 DEGREES 17 MINUTES 29 SECONDS EAST A DISTANCE OF 126.76 FEET TO A POINT; THENCE, NORTH 61 DEGREES 34 MINUTES 34 SECONDS EAST A DISTANCE OF 107.24 FEET TO A POINT; THENCE, NORTH 68 DEGREES 55 MINUTES 52 SECONDS EAST A DISTANCE OF 63.56 FEET TO A POINT; THENCE, NORTH 79 DEGREES 34 MINUTES 17 SECONDS EAST A DISTANCE OF 80.57 FEET TO A POINT; THENCE, SOUTH 88 DEGREES 39 MINUTES 36 SECONDS EAST A DISTANCE OF 83.16 FEET TO A POINT; THENCE, SOUTH 87 DEGREES 47 MINUTES 02 SECONDS EAST A DISTANCE OF 88.14 FEET TO A POINT; THENCE, SOUTH 00 DEGREES 09 MINUTES 12 SECONDS EAST A DISTANCE OF 364.87 FEET TO A POINT; THENCE,

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SOUTH 00 DEGREES 44 MINUTES 51 SECONDS WEST A DISTANCE OF 687.05 FEET TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING.

SAID TRACT CONTAINS 815,273 SQUARE FEET OR 18.716 ACRES.

TRACT 2

TOGETHER WITH the beneficial easement contained in that certain Limited Warranty Deed between Princeton Lakes Apartments, LLC and City of Atlanta, Georgia dated December 29, 2011 and recorded in Deed Book 50826, Page 399, aforesaid records.

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